SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 12, 2002

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Georgia-Pacific Corporation is filing this amendment to its Current Report on Form 8-K, filed on November 12, 2002 (the "Form 8-K"), to amend the Form 8-K to clarify that the Registrant sent certifications of its Chief Executive Officer and Chief Financial Officer to the Securities and Exchange Commission pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) on November 12, 2002 rather than August 16, 2002.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Certification by Alston D. Correll, as Chairman and Chief Executive Officer of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).

99.2

Certification by Danny W. Huff, as Executive Vice President - Finance and Chief Financial Officer of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).

Item 9.	Regulation FD Disclosure.

On November 12, 2002, the Registrant sent certifications of its Chief Executive Officer and Chief Financial Officer to the Securities and Exchange Commission pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) (the "906 Certifications"). The 906 Certifications accompanied the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 and are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively, and are incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 27, 2002

GEORGIA-PACIFIC CORPORATION

		By:	/s/ Kenneth F. Khoury
		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	Certification by Alston D. Correll, as Chairman and Chief Executive Officer of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).

99.2

Certification by Danny W. Huff, as Executive Vice President - Finance and Chief Financial Officer of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).